                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                          POLYDEX PHARMACEUTICALS LIMITED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                        POLYDEX PHARMACEUTICALS LIMITED

              Sandringham House, 83 Shirley Street, Nassau, Bahamas


TO OUR MEMBERS:

          The 2000 Annual General Meeting of the Members will be held at 10:00 a.m., local time, on Thursday, June 22, 2000, at the registered office of the Company at Sandringham House, 83 Shirley Street, Nassau, Bahamas.

          At the Annual General Meeting, Members will elect two Directors, the names of whom are set forth in the accompanying Proxy Statement, to serve until the Annual General Meeting in 2003 or until their successors are elected. Members will also vote on a proposal to authorize the Board of Directors to appoint the Company's independent public accountants and fix their remuneration. Management will also report on fiscal year 2000 results. We urge you to attend the meeting and to vote for these proposals. These matters are described in more detail in the attached Proxy Statement, which we encourage you to read carefully.

          The formal notice of the Annual General Meeting and the Proxy Statement containing information relative to the meeting follow this letter.

          Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it in the envelope provided to assure that your shares will be voted. If you do attend the meeting, and the Board of Directors joins me in hoping you will, there will be an opportunity to revoke your proxy and to vote in person.

                                        Sincerely,

                                        George G. Usher

                                        Chairman of the Board, President
                                        and Chief Executive Officer

May 26, 2000

                         POLYDEX PHARMACEUTICALS LIMITED

              Sandringham House, 83 Shirley Street, Nassau, Bahamas

              NOTICE OF 2000 ANNUAL GENERAL MEETING OF THE MEMBERS

                                  May 26, 2000

          NOTICE IS HEREBY GIVEN that the 2000 Annual General Meeting of the Members of Polydex Pharmaceuticals Limited (the "Company") will be held at the registered office of the Company at Sandringham House, 83 Shirley Street, Nassau, Bahamas, on Thursday, June 22, 2000, at 10:00 a.m., local time, for the following purposes:

1. To vote on the proposal to elect two directors to the Company's Board of Directors, the names of whom are set forth in the accompanying Proxy Statement, to serve until the Annual General Meeting of the Members in 2003 or until their successors are elected;

2. To vote on the proposal to authorize the Board of Directors to appoint the Company's independent public accountants and fix their remuneration; and

3. To transact such further or other business as may properly come before the meeting or any adjournment or adjournments thereof.

          The Board of Directors has fixed the close of business on May 5, 2000, as the date for the determination of the Members entitled to notice of, and to vote at, the meeting and any adjournment thereof (the "Record Date"). Only holders of the Common Shares and the Class B Preferred Shares of record at the close of business on the Record Date are entitled to notice of, and to vote at, the 2000 Annual General Meeting. The Company's Annual Report to Shareholders for the year ended January 31, 2000, is being mailed to Members with the Proxy Statement.

          The Proxy Statement which accompanies this Notice contains additional information regarding the proposals to be considered and voted upon at the Annual General Meeting, and Members are encouraged to read it in its entirety.

          You are cordially invited to attend the 2000 Annual General Meeting. Whether or not you expect to be present at the Annual General Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you do attend the Annual General Meeting, you may revoke your Proxy in accordance with the methods described in the Proxy Statement under the heading "Solicitation and Revocability of Proxies" and vote your shares in person.



                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        SHARON L. WARDLAW

                                        Secretary
May 26, 2000

                         POLYDEX PHARMACEUTICALS LIMITED

              Sandringham House, 83 Shirley Street, Nassau, Bahamas

                                 PROXY STATEMENT
                   2000 Annual General Meeting, June 22, 2000

SOLICITATION AND REVOCABILITY OF PROXIES

This Proxy Statement ("Proxy Statement") is expected to be mailed on or about May 29, 2000, to the holders of the Common Shares and the Class B Preferred Shares (the "Members") of Polydex Pharmaceuticals Limited (the "Company") in connection with the solicitation by the Board of Directors of the Company for the 2000 Annual General Meeting of the Members ("Annual Meeting") to be held at 10:00 a.m., local time, on Thursday, June 22, 2000 at the Company's registered office at Sandringham House, 83 Shirley Street, Nassau, Bahamas.

          Although the Company believes that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone by officers and employees of the Company who will not receive additional compensation for such solicitation. The cost of solicitation of proxies will be borne directly by the Company. All dollar amounts in this proxy statement are stated in U.S. dollars unless otherwise indicated.

          Proxies given by Members for use at the Annual Meeting may be revoked at any time prior to their use. In addition to revocation in any manner permitted by Bahamian law, a proxy may be revoked in any one of the following ways:

          (a) by signing a form of proxy bearing a later date then the proxy to be revoked, and depositing it with the Secretary of the Company prior to the Annual Meeting;

          (b) as to any matter on which a vote has not already been cast pursuant to the authority conferred by such proxy, by signing written notice of revocation and delivering it to either the Secretary of the Company or the Chairman of the Annual Meeting;

          (c) by attending the Annual Meeting in person and personally voting the shares represented by the proxy; or

          (d) by instrument in writing executed by the Member or by his attorney authorized in writing, or, if the Member is a corporation, under its corporate seal, or by an officer or attorney thereof duly authorized, and deposited either at the head office of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of such Annual Meeting on the day of the meeting, or any adjournment thereof.

PURPOSES OF ANNUAL MEETING

The Annual Meeting has been called for the purposes of (1) electing directors,
(2) authorizing the Board of Directors to appoint the Company's independent public accountants and fix their remuneration, and (3) transacting such other business as may properly come before the meeting.

VOTING OF SECURITIES

The Board of Directors has fixed the close of business on May 5, 2000, as the date for determining the Members entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof (the "Record Date"). A total of 3,028,673 Common Shares of a par value of U.S. $0.0167 each (the "Common Shares") and 899,400 Class B Preferred Shares of a par value of U.S. $0.0167 each (the "Class B Preferred Shares") were outstanding at the close of business on that date. Each Common Share is entitled to one vote on any matter presented at the Annual Meeting for consideration and action by the Members. Each Class B Preferred Share is entitled to two votes on any such matter. In addition, the Company has authorized 100,000 Class A Preferred Shares of a par value of U.S. $0.10 each (the "Class A Preferred Shares"), none of which are outstanding.

          A quorum for the transaction of business at the meeting shall be members present holding or represented by proxy between them not less than one-third of all Common Shares which are issued at the record date fixed by the directors and which entitle the holder thereof to vote. Voting of Common Shares and Class B Preferred Shares is on a non-cumulative basis. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the Common Shares and Class B Preferred Shares voting at the meeting is required for approval of (i) the election of each of the nominees for director, and (ii) the authorization for the Board of Directors to appoint the Company's independent public accountants and fix their remuneration.

          All valid proxies received in response to this solicitation will be voted in accordance with the instructions indicated thereon by the Members giving such proxies. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED FOR (1) THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, AND (2) THE AUTHORIZATION FOR THE BOARD OF DIRECTORS TO APPOINT THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS AND FIX THEIR REMUNERATION.

          For voting purposes, abstentions will be counted for the purpose of establishing a quorum and will not be voted. Broker non-votes will not be counted for the purpose of establishing a quorum and will not be voted.

OWNERSHIP OF VOTING SECURITIES

The following tables set forth certain information regarding beneficial ownership of the Common Shares and the Class B Preferred Shares, as of May 5, 2000, by (i) persons owning beneficially 5% or more of the Class B Preferred Shares and/or the Common Shares, (ii) each of the Company's directors and certain of its executive officers, and (iii) all directors and executive officers as a group:


SECURITY OWNERSHIP OF MANAGEMENT:

                           Name and Title                         Amount and Nature of           Percent
Title of Class             Beneficial Owner                       Beneficial Ownership        of Class (1)
--------------             ----------------                       --------------------        ------------
Class B                    George G. Usher                               599,400                 66.64%
Preferred Shares           Chairman of the Board,
                           Director, President and CEO

Class B                    Thomas C. Usher                               300,000                 33.36%
Preferred Shares           Vice-Chairman and Director

Class B                    All Directors and Executive                   899,400                   100%
Preferred Shares           Officers as a Group

                           Name and Title of                      Amount and Nature of           Percent
Title of Class             Beneficial Owner                       Beneficial Ownership        of Class (1)
--------------             ----------------                       --------------------        ------------
Common Shares              Joseph Buchman                                123,586(2)               3.36%
                           Director

Common Shares              Derek John Michael Lederer                     22,600(3)                  *
                           Director

Common Shares              John L.E. Seidler                              11,850(4)                  *
                           Director

Common Shares              George G. Usher                               244,872(5)               6.66%
                           Chairman of the Board,
                           Director, President and CEO

Common Shares              Ruth L. Usher                                 849,654(6)              23.09%(8)
                           Director

Common Shares              Thomas C. Usher                               849,654(7)              23.09%(8)
                           Vice-Chairman and Director

Common Shares              Sharon L. Wardlaw                              24,240(9)                  *
                           Secretary and Treasurer

Common Shares              All Directors and Executive                 1,276,762(10)             34.70%(10)
                           Officers as a Group
                           (7 persons)

----------
* Less than one percent (1%).

(1) As of May 5, 2000, the Record Date, the Company had outstanding 899,400 Class B Preferred Shares and 3,028,673 Common Shares and options exercisable within sixty (60) days to purchase an additional 650,627 Common Shares, for a total of 3,679,300 Common Shares.

(2) Includes 91,736 shares owned directly by Joseph Buchman's spouse, as to which Joseph Buchman disclaims beneficial ownership, and 31,850 shares under option to Joseph Buchman, subject to acquisition within sixty (60) days.

(3) Included 22,600 shares under option to Derek John Michael Lederer, subject to acquisition within sixty (60) days.

(4) Includes 11,850 shares under option to Derek John Michael Lederer, subject to acquisition within sixty (60) days.

(5) Includes 12,772 shares owned directly by George G. Usher, 100,000 shares owned by a company controlled by George G. Usher, and 132,100 shares under option to George G. Usher, subject to acquisition within sixty (60) days.

(6) Includes 84,323 shares owned directly by Ruth L. Usher, and 125,000 shares under option to Ruth L. Usher, subject to acquisition within sixty (60) days. Also includes 457,754 shares owned directly by her spouse, Thomas C. Usher, and 182,577 shares under option to Thomas C. Usher, subject to acquisition within sixty (60) days, as to all of which Ruth L. Usher disclaims beneficial ownership.

(7) Includes 457,754 shares owned directly by Thomas C. Usher and 182,577 shares under option to Thomas C. Usher, subject to acquisition within sixty (60) days. Also includes 84,323 shares owned directly by his spouse, Ruth L. Usher, and 125,000 shares under option to Ruth L. Usher, as to all of which Thomas C. Usher disclaims beneficial ownership. Does not include shares owned directly or indirectly by George G. Usher, his son.

(8) Percent of class of the combined holdings of both Ruth L. Usher and Thomas C. Usher, each of whom disclaims beneficial ownership as to the holdings of the other.

(9) Includes 2,040 shares owned directly by Sharon L. Wardlaw and 22,200 shares under option to Sharon L. Wardlaw, subject to acquisition within sixty (60) days.

(10) Includes 123,586 shares beneficially owned by Joseph Buchman, 22,600 shares beneficially owned by Derek John Michael Lederer, 11,850 shares beneficially owned by John L.E. Seidler, 244,872 shares beneficially owned by George G. Usher, 849,654 shares beneficially owned in total by Ruth L. Usher and Thomas C. Usher, and 24,240 shares beneficially owned by Sharon L. Wardlaw.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS:

                           Name and Address of                    Amount and Nature of           Percent
Title of Class             Beneficial Owner                       Beneficial Ownership        of Class (1)
--------------             ----------------                       --------------------        ------------
Class B                    George G. Usher                               599,400                 66.64%
Preferred Shares           421 Comstock Road
                           Toronto, Ontario,
                           Canada M1L 2H5

Class B                    Thomas C. Usher                               300,000                 33.36%
Preferred Shares           421 Comstock Road
                           Toronto, Ontario,
                           Canada, M1L 2H5


                           Name and Address of                    Amount and Nature of           Percent
Title of Class             Beneficial Owner                       Beneficial Ownership        of Class (1)
--------------             ----------------                       --------------------        ------------
Common Shares              Ruth L. Usher                                 849,654(2)              23.09%(4)
                           421 Comstock Road
                           Toronto, Ontario,
                           Canada M1L 2H5

Common Shares              Thomas C. Usher                               849,654(3)              23.09%(4)
                           421 Comstock Road
                           Toronto, Ontario
                           Canada M1L 2H5

Common Shares              George G. Usher                               244,872(5)               6.66%
                           421 Comstock Road
                           Toronto, Ontario
                           Canada, M1L 2H5

----------

(1) As of May 5, 2000, the Record Date, the Company had outstanding 899,400 Class B Preferred Shares and 3,028,673 Common Shares and options exercisable within sixty (60) days to purchase an additional 650,627 Common Shares, for a total of 3,679,300 Common Shares.

(2) Includes 84,323 shares owned directly by Ruth L. Usher, and 125,000 shares under option to Ruth L. Usher, subject to acquisition within sixty (60) days. Also includes 457,754 shares owned directly by her spouse, Thomas C. Usher, and 182,577 shares under option to Thomas C. Usher, subject to acquisition within sixty (60) days, as to all of which Ruth L. Usher disclaims beneficial ownership.

(3) Includes 457,754 shares owned directly by Thomas C. Usher and 182,577 shares under option to Thomas C. Usher, subject to acquisition within sixty (60) days. Also includes 84,323 shares owned directly by his spouse, Ruth L. Usher, and 125,000 shares under option to Ruth L. Usher, as to all of which Thomas C. Usher disclaims beneficial ownership. Does not include shares owned directly or indirectly by George G. Usher, his son.

(4) Percent of class of the combined holdings of both Ruth L. Usher and Thomas C. Usher, each of whom disclaims beneficial ownership as to the holdings of the other.

(5) Includes 12,772 shares owned directly by George G. Usher, 100,000 shares owned by a company controlled by George G. Usher, and 132,100 shares under option to George G. Usher, subject to acquisition within sixty (60) days.

BOARD OF DIRECTORS

The Board of Directors currently consists of six members. The directors of the Company are divided into three classes, designated as Class I, Class II and Class III. At each Annual Meeting, one class of directors is elected to serve for a three-year term or until their respective successors are duly elected and qualified.

          Independent Directors Joseph Buchman, Derek John Michael Lederer and John L.E. Seidler each received $7,000 as compensation for serving on the Board for the fiscal year ending January 31, 2000. Director Ruth L. Usher received $5,000 as compensation for serving on the Board for the fiscal year ending January 31, 2000. George G. Usher and Thomas C. Usher, both of whom are directors, receive payment as officers and employees of the Company. Family relationships among the Company's officers and directors: Thomas C. Usher and George G. Usher are father and son, and Thomas C. Usher and Ruth L. Usher are husband and wife.

          The following provides, as of May 6, 2000, the continuing directors whose terms of office will continue after the Annual Meeting, their principal occupation and employment, age, the year in which each became a director of the Company, and directorships in companies having securities registered pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").


                 CONTINUING DIRECTORS WHOSE TERMS EXPIRE AT THE
                   ANNUAL MEETING IN 2001 (CLASS I DIRECTORS)

                                                                                                    Year First
                                                                                                      Elected
                         Name and Occupation                                     Age                 Director
                         -------------------                                     ---                 --------
JOSEPH BUCHMAN, Senior Account Executive with the                                60                    1981
Metropolitan Life Insurance Company since 1979.

JOHN L.E. SEIDLER, Executive Vice President of Manchester                        65                    1998
Partners International, Inc., a career management consulting firm, since 1998. He previously was employed by Pfizer Pharmaceuticals
Group as Director of International Public Affairs from 1996 through
1998, and as Country Manager, Czech Republic from 1993 through 1996.


                 CONTINUING DIRECTORS WHOSE TERMS EXPIRE AT THE
                   ANNUAL MEETING IN 2002 (CLASS II DIRECTORS)

                                                                                                    Year First
                                                                                                      Elected
                         Name and Occupation                                     Age                 Director
                         -------------------                                     ---                 --------
DEREK JOHN MICHAEL LEDERER, Chartered Accountant.                                58                    1998
Principal of Derek Lederer, C.A., a public accounting firm, since
1970.

RUTH L. USHER, Retiree since 1991.                                               85                    1979

                                 PROPOSAL NO. 1

                            ELECTION OF BOARD MEMBERS

                               NOMINEES FOR TERMS
           EXPIRING AT THE ANNUAL MEETING IN 2003 (CLASS II DIRECTORS)

          The following two persons, each of whom is currently serving as a director, have been nominated for re-election by the Board of Directors to serve as directors for a term expiring at the Annual Meeting in 2003:

                                                                                                    Year First
                                                                                                      Elected
                         Name and Occupation                                     Age                 Director
                         -------------------                                     ---                 --------
GEORGE G. USHER, Chairman of the Board since January 27,                         41                    1988
1998. President and Chief Executive Officer of the Company since
1993 and 1996, respectively. Vice President of Dextran Products
Limited, a subsidiary of the Company, since 1987. Previously employed by the Company in various positions since 1982.

THOMAS C. USHER, Vice-Chairman of the Company since                              85                     1979
November 1996. Chairman and Chief Executive Officer of the
Company from May 1972 to November 1996. Chairman of Dextran
Products Limited and of all of the Company's other subsidiaries from their formation to November 1996.

          All nominees for director have indicated their willingness to serve. The Board of Directors has no reason to believe that any of the director nominees will be unable to serve as a director. In the event, however, of the death or unavailability of any director nominee or nominees, the proxy to that extent will be voted for such other person or persons as the Board of Directors may recommend.

          VOTE REQUIRED. The affirmative vote of the holders of a majority of the Common Shares and the Class B Preferred Shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to elect each of the nominees for director. All proxies will be voted to elect each of the nominees for director unless a contrary vote is indicated on the enclosed proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

                                 PROPOSAL NO. 2

        AUTHORIZATION FOR THE BOARD OF DIRECTORS TO APPOINT THE COMPANY'S
            INDEPENDENT PUBLIC ACCOUNTANTS AND FIX THEIR REMUNERATION

          GENERAL. Ernst & Young Chartered Accountants (the "Accountants") has been nominated for reappointment by the Board of Directors to serve as the independent public accountants of the Company. The Company first engaged the Accountant as the independent public accountant of the Company on December 18, 1996. The Accountant has indicated its willingness to continue to serve as the independent public accountants of the Company.

          VOTE REQUIRED. The affirmative vote of the holders of a majority of the Common Shares and the Class B Preferred Shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to authorize the Board of Directors to appoint Ernst & Young Chartered Accountants as the independent public accountants of the Company and to fix their remuneration.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" AUTHORIZATION FOR THE BOARD OF DIRECTORS TO APPOINT ERNST & YOUNG CHARTERED ACCOUNTANTS AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY AND TO FIX THEIR REMUNERATION.

BOARD MEETINGS AND COMMITTEES

During the fiscal year ended January 31, 2000 there were 12 meetings of the Board of Directors. Each director attended at least 75% of the aggregate number of meetings held by the Board of Directors. The Board does not have any standing nominating or compensation committees, nor are there any committees which performed similar functions. Compensation decisions, including the granting of options, are made by George G. Usher, Chairman, President and CEO, in his sole discretion, with the advice of Thomas C. Usher, Vice-Chairman, and the Board as a whole. The Company's Board of Directors has an Audit Committee. For the fiscal year ended January 31, 2000, Independent Directors Derek John Michael Lederer (Chair), and Joseph Buchman and Director George G. Usher comprised the Audit Committee. On April 12, 2000, the Board appointed Independent Director John L.E. Seidler to the Audit Committee to replace Director George G. Usher, who resigned from the Audit Committee. During the fiscal year ended January 31, 2000 the Audit Committee held 1 meeting.


REPORT OF THE AUDIT COMMITTEE

The Audit Committee makes recommendations to the Board as to the engagement of independent auditors to perform audit and non-audit services, reviews the scope and results of their services, oversees the internal audit function, and reviews the systems of internal control and audit with management and the independent auditors. The Board of Directors has adopted an Audit Committee Charter, which is included as Appendix I hereto. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis.

          The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1), and has discussed with the independent account the independent accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the Company's fiscal year ended January 31, 2000 for filing with the United States Securities and Exchange Commission.

                                        Audit Committee
                                        Board of Directors
                                          Derek John Michael Lederer (Chair)
                                          Joseph Buchman
                                          George G. Usher

COMPENSATION OF EXECUTIVE OFFICERS

Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended January 31, 2000, 1999 and 1998 of those persons who were (i) the chief executive officer of the Company at January 31 and (ii) the one other executive officer of the Company who had total annual salary plus bonus that exceeded $100,000 for the year ended January 31 (the "Named Officers"). No other officer of the Company had a total annual salary plus bonus that exceeded $100,000 for the year ended January 31.


                           SUMMARY COMPENSATION TABLE

                                                  ANNUAL                                       LONG TERM
                                               COMPENSATION                                  COMPENSATION
                                               ------------                                  ------------

                                                                                             Common Shares
                                                                                              Underlying
Name and                        Fiscal                                                          Option
Principal Position               Year             Salary              Bonus                     Awards
------------------               ----             ------              -----                     ------
George G. Usher                  2000             $110,000          $ 25,000                      7,100
  Chairman of the                1999             $110,000          $ 25,000                     82,100
  Board, President               1998             $110,000            none                       57,100
  and Chief Executive
  Officer

Thomas C. Usher                  2000             $170,000          $ 50,000                     57,577
  Vice-Chairman                  1999             $120,000          $100,000                    132,577
                                 1998             $120,000            none                      107,577

                        OPTION GRANTS IN FISCAL YEAR 2000

         The following table sets forth information with respect to the stock options granted to the two Named Officers during the fiscal year ended January 31, 2000.

                                      Percent of
                                         Total
                        Number of       Options
                       Securities     Granted to                                         Potential Realizable Value
                       Underlying    Employees in               Price on                  at Assumed Rate of Stock
                         Options     Fiscal Year    Exercise    Date of    Expiration        Price Appreciation
        Name             Granted          (1)         Price       Grant       Date          5%                  10%
        ----             -------          ---         -----       -----       ----          ----------------------
George G. Usher           7,100          1.63%        $4.50      $3.625      5/31/00          --              --

Thomas C. Usher          57,577         13.23%        $4.50      $3.625      5/31/00          --              --

----------

(1) A total of 113,127 stock options were granted by the Company to employees during the fiscal year ended January 31, 2000.


               AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000 AND
                       2000 FISCAL YEAR-END OPTION VALUES

          The following table sets forth, for each of the two Named Officers, the exercise of options to purchase Common Shares during the fiscal year ended January 31, 2000, and the year-end value of unexercised options to purchase Common Shares held by the two Named Officers at January 31, 2000.

                                                          Number of Secu-
                                                          rities Underlying             Value of Unexercised
                         Shares                           Unexercised Options           In-the-Money Options
                         Acquired on       Value          at Fiscal Year End;           at Fiscal Year End;
Name                     Exercise          Realized       All Exercisable               All Exercisable (1)
----                     --------          --------       ---------------               --------------------

George G. Usher             --                --               132,100                      $99,845.10
Thomas C. Usher             --                --               182,577                     $126,648.38

----------

(1) The market price of the Common Shares at January 31, 2000, the Company's fiscal year end, was $5.031 per share.

EXECUTIVE OFFICERS

As of January 31, 2000, the following persons served as executive officers of the Company. All executive officers serve for a one-year term or until their successors are elected or appointed at the meeting of the Board of Directors immediately following the Annual Meeting.

Name                                          Age                      Title
----                                          ---                      -----
George G. Usher (1)                           41                       Chairman of the Board, President
                                                                       and Chief Executive Officer

Thomas C. Usher (1)                           85                       Vice-Chairman of the Board

Sharon L. Wardlaw (2)                         47                       Chief Financial Officer, Secretary and
                                                                       Treasurer

----------

(1) See "Board of Directors" for biographical information and period of service.

(2) Sharon L. Wardlaw has served as the Chief Financial Officer, Secretary and Treasurer of the Company since 1994. She also currently serves as the President of Dextran Products Limited, a subsidiary of the Company. Since joining the Company in 1984, she has been employed in various capacities.


EMPLOYMENT AGREEMENTS

George G. Usher and Thomas C. Usher are employed by the Company pursuant to employment agreements. On December 22, 1993, the Company entered into an employment agreement with George G. Usher which provided for his employment as President of the Company for a five-year term commencing February 1, 1994 at an annual salary of $65,000. This Employment Agreement was amended on June 4, 1996 to provide for his employment as Chief Executive Officer of the Company commencing June 4, 1996 at an annual salary of $100,000. This Employment Agreement was renewed for an additional five-year term commencing February 1, 2000 at an annual salary of $110,000.

          On December 22, 1993, the Company entered into an employment agreement with Thomas C. Usher which provided for his employment as Chairman and Chief Executive Officer of the Company for a five-year term commencing February 1, 1994 at an annual salary of $120,000 subject to CPI adjustments. This Employment Agreement was amended on November 1, 1996 to provide for his employment as Vice-Chairman of the Company commencing November 1, 1996 at an annual salary of $120,000. This Employment Agreement was renewed for an additional five-year term commencing February 1, 2000 under which Thomas C. Usher will assume the additional title of Director of Research and Development and receive an annual salary of $170,000.


TRANSACTIONS WITH THE COMPANY

Since February 1, 1999, with the exception of Thomas C. Usher, none of the Company's directors, executive officers, nominees for election as directors or certain relatives or associates of such persons has been indebted to the Company in an aggregate amount in excess of $60,000. In August 1997, the Company loaned Thomas C. Usher, its Vice-Chairman and a director, $691,500 at an interest rate equal to the prime rate of Toronto Dominion Bank plus 1.50% (the "Loan"). The Loan was used to partially fund a $1,000,000 payment to the State of Florida in order to allow Thomas C. Usher to regain possession of 430,000 Common Shares of the Company then held by the State as collateral security relating to the liquidation of insurance companies formerly owned by Thomas C. Usher. The Loan has no specific repayment terms. The amount outstanding under the Loan as of January 31, 2000 was $623,829. In August 1999, Thomas C. Usher personally assumed all of the assets and liabilities of Novadex Corp., including the balance of receivables (the "Receivables") due to the Company from Novadex Corp. The Receivables have no specific repayment terms. The total outstanding amount of the Receivables as of January 31, 2000 was $859,066.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires the Company's directors, executive officers and any person who beneficially owns more than ten percent of the Common Shares to file with the SEC, Nasdaq and the Boston Stock Exchange an initial report of ownership and reports of changes in ownership of Common Shares. Officers, directors and greater than ten-percent beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

          To the Company's knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 5 furnished to the Company with respect to its most recent fiscal year, and written representations from reporting persons that no other reports were required, the Company believes that, during the fiscal year ended January 31, 2000, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its executive officers, directors and greater than 10% beneficial owners were met.

COMPANY STOCK PERFORMANCE

The following performance graph compares the cumulative total returns of the Company's Common Shares, the Nasdaq Stock Market Index and the Nasdaq Pharmaceuticals Stock Index over a five year period ended January 31, 2000.

                               [CHICAGO GSB LOGO]

                                                  CRSP CENTER FOR RESEARCH IN
                                                  SECURITY PRICES
                                                  The University of Chicago
                                                  Graduate School of Business
                                                  725 South Wells Street
                                                  Suite 800
                                                  Chicago, Illinois 60607
                                                  Tel 773.702.7467
                                                  Fax 773.702.3036
                                                  mail@crsp.uchicago.edu
                                                  www.crsp.com

                Comparison of Five-Year Cumulative Total Returns
                              Performance Graph for
                         POLYDEX PHARMACEUTICALS LIMITED

PREPARED BY THE CENTER FOR RESEARCH IN SECURITY PRICES
Produced on 04/05/2000 including data to 01/31/2000

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

--------------------------------------------------------------------------------

CRSP Total Returns Index for:           01/1995   01/1996   01/1997   01/1998   01/1999   01/2000
-----------------------------           -------   -------   -------   -------   -------   -------
POLYDEX PHARMACEUTICALS LIMITED         100.0     170.8     108.3      91.7      49.2      67.1
Nasdaq Stock Market (US & Foreign)      100.0     140.9     183.6     215.6     331.2     526.6
Nasdaq Pharmaceuticals Stocks           100.0     188.5     188.5     177.8     249.4     481.6
SIC 2830-2839 US & Foreign

NOTES:
     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D.   The index level for all series was set to $100.0 on 01/31/1995.
--------------------------------------------------------------------------------

9616                                                          -C- Copyright 2000

                               [CHICAGO GSB LOGO]

                                                  CRSP CENTER FOR RESEARCH IN
                                                  SECURITY PRICES
                                                  The University of Chicago
                                                  Graduate School of Business
                                                  725 South Wells Street
                                                  Suite 800
                                                  Chicago, Illinois 60607
                                                  Tel 773.702.7467
                                                  Fax 773.702.3036
                                                  mail@crsp.uchicago.edu
                                                  www.crsp.com

                Comparison of Five-Year Cumulative Total Returns
                             Performance Report for
                         POLYDEX PHARMACEUTICALS LIMITED

Prepared by the Center for Research in Security Prices
Produced on 04/05/2000 including data to 01/31/2000

Company Index:      CUSIP     Ticker    Class     Sic       Exchange

                    73172820  POLXF               2830      NASDAQ

                    Fiscal Year-end is 01/31/2000

Market Index:       Nasdaq Stock Market (US & Foreign)


Peer Index:         Nasdaq Pharmaceutical Stocks

                    SIC 2830-2839 US & Foreign

          Date      Company Index       Market Index        Peer Index
      01/31/1995       100.000             100.000            100.000
      02/28/1995        95.833             105.084            103.778
      03/31/1995        75.000             108.377            102.295
      04/28/1995        70.833             111.902            105.168
      05/31/1995        75.000             114.651            106.494
      06/30/1995        70.833             111.902            105.168
      07/31/1995       112.500             132.740            129.215
      08/31/1995       129.167             135.335            144.498
      09/29/1995       120.833             138.645            148.655
      10/31/1995        75.000             137.568            143.037
      11/30/1995       100.000             140.789            150.220
      12/29/1995        79.167             139.928            173.294
      01/31/1996       170.833             140.878            188.458
      02/29/1996       162.500             146.415            184.816
      03/29/1996       145.833             146.725            180.313
      04/30/1996       145.833             158.717            189.634
      05/31/1996       125.000             165.947            196.055
      06/28/1996       137.500             158.093            175.161
      07/31/1996        87.500             143.816            156.168
      08/30/1996       108.333             152.071            167.485
      09/30/1996       108.333             163.479            179.182
      10/31/1996       116.667             161.729            171.094
      11/29/1996       125.000             171.563            168.655
      12/31/1996       104.167             171.318            173.834
      01/31/1997       108.333             183.632            188.452
      02/28/1997       108.333             173.774            189.670
      03/31/1997       100.000             162.537            165.093
      04/30/1997        91.667             167.399            155.307

9616                                                          Copyright -C- 2000

                               [CHICAGO GSB LOGO]

                                                  CRSP CENTER FOR RESEARCH IN
                                                  SECURITY PRICES
                                                  The University of Chicago
                                                  Graduate School of Business
                                                  725 South Wells Street
                                                  Suite 800
                                                  Chicago, Illinois 60607
                                                  Tel 773.702.7467
                                                  Fax 773.702.3036
                                                  mail@crsp.uchicago.edu
                                                  www.crsp.com

                Comparison of Five-Year Cumulative Total Returns
                              Performance Graph for
                         POLYDEX PHARMACEUTICALS LIMITED

Prepared by the Center for Research in Security Prices
Produced on 04/05/2000 including data to 01/31/2000

          Date      Company Index       Market Index        Peer Index
      05/30/1997        91.667             186.297            178.708
      06/30/1997        85.000             192.084            178.227
      07/31/1997       147.500             212.106            183.297
      08/29/1997       121.667             211.557            181.116
      09/30/1997       130.000             224.775            199.917
      10/31/1997       116.667             212.619            189.740
      11/28/1997       121.667             213.061            183.838
      12/31/1997        99.167             209.195            179.533
      01/30/1998        91.667             215.600            177.821
      02/27/1998        68.333             236.155            183.619
      03/31/1998        55.000             245.145            197.261
      04/30/1998        55.000             249.297            192.381
      05/29/1998        40.000             235.800            185.645
      06/30/1998        48.333             250.737            182.550
      07/31/1998        40.417             247.456            184.098
      08/31/1998        30.000             197.517            141.156
      09/30/1998        32.917             223.259            172.111
      10/30/1998        32.917             233.710            183.666
      11/30/1998        42.917             257.574            192.662
      12/31/1998        45.833             289.741            228.400
      01/29/1999        49.167             331.217            249.372
      02/26/1999        45.000             302.188            233.736
      03/31/1999        33.333             324.881            250.605
      04/30/1999        35.000             336.038            230.591
      05/28/1999        48.333             327.316            245.598
      06/30/1999        61.667             356.048            255.297
      07/30/1999        47.084             350.726            284.708
      08/31/1999        38.750             363.343            309.356
      09/30/1999        37.083             363.770            291.585
      10/29/1999        37.500             393.350            295.249
      11/30/1999        55.000             442.680            331.425
      12/31/1999        60.833             543.782            424.970
      01/31/2000        67.083             526.560            481.585

The index level for all series was set to 100.0 on 01/31/1995

9616                                                          Copyright -C- 2000

          There can be no assurances that the Company's stock performance will continue into the future with the same or similar trends depicted in the performance graph above. The Company does not make or endorse any predictions as to future stock performance.


FINANCAL STATEMENTS

The consolidated balance sheet, consolidated income statement and other financial statements together with the notes thereto for the fiscal year ended January 31, 2000 are included in the Company's 2000 Annual Report which accompanies this Proxy Statement.


INDEPENDENT AUDITORS

Ernst & Young Chartered Accountants served as the Company's independent auditors for the fiscal year ending January 31, 2001. A representative of Ernst & Young Chartered Accountants is not expected to be present at the Annual Meeting.

2000 ANNUAL REPORT AND FORM 10-K

The Company will provide without charge to each person solicited by this Proxy Statement, upon the written request of such person, a copy of the Company's Annual Report on Form 10-K, which includes financial statements, for the fiscal year ended January 31, 2000. Such requests should be directed to Debbie MacAskill, Polydex Pharmaceuticals Limited, 421 Comstock Road, Toronto, Ontario, Canada M1L 2H5.


2000 MEMBER PROPOSALS

The 2001 Annual Meeting will be held on or about June 23, 2001. The deadline for Members to submit proposals to the Company Secretary for inclusion in the Proxy Statement for the 2000 Annual Meeting is expected to be February 23, 2001. The inclusion of any proposal will be subject to applicable rules of the SEC. In the event, however, that the date of the 2001Annual Meeting is changed by more than 30 calendar days from the date currently contemplated, a proposal must be received by the Company within a reasonable time before the solicitation in connection with the meeting is made. The Company's proxies for its 2001 Annual General Meeting of the Members will confer discretionary authority to vote on any matter that a shareholder does not give written notice of by April 8, 2001.


OTHER BUSINESS

Management knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the Board designated proxy holders George G. Usher and Peter T. Higgs to vote the shares represented thereby on such matters in accordance with their judgment.


                                        By Order of the Board of Directors,

                                        SHARON L. WARDLAW

                                        Secretary

May 26, 2000

                                                                      APPENDIX I

                         POLYDEX PHARMACEUTICALS LIMITED
                               BOARD OF DIRECTORS
                             AUDIT COMMITTEE CHARTER


ORGANIZATION

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

1 The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

2. The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and the effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

3. The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

4. The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

PROXY

                        POLYDEX PHARMACEUTICALS LIMITED

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned member hereby appoints Peter T. Higgs and George G. Usher proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of Polydex Pharmaceuticals Limited standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual General Meeting of Members of the Company to be held on June 22, 2000 or any adjournment thereof. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE SIDE, AND IN FAVOR OF THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO APPOINT THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY AND FIX THEIR REMUNERATION. AS TO ANY OTHER MATTER OR IF ANY OF SAID NOMINEES IS NOT AVAILABLE FOR ELECTION, THE PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

--------------------------------------------------------------------------------
                   TRIANGLE   FOLD AND DETACH HERE   TRIANGLE

(Continued from other side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

Item 1 - ELECTION OF DIRECTORS   Nominees: George G. Usher and Thomas C. Usher

     FOR BOTH       WITHHOLD       WITHHELD FOR: (WRITE THAT NOMINEE'S NAME IN
     NOMINEES    AUTHORITY FOR     THE SPACE PROVIDED BELOW.)
      LISTED          ALL
       / /            / /          -------------------------------------------

Item 2 - PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO APPOINT THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY AND FIX THEIR REMUNERATION

       FOR          AGAINST        ABSTAIN
       / /            / /            / /


                                     Dated:_______________________________, 1999

                                     ___________________________________________
                                     Signature(s)

                                     ___________________________________________
                                     Signature(s)

                                     Please date, sign as name appears hereon, and return promptly. Joint owners should each sign. When signing as corporate officer, partner, attorney, executor, administrator, trustee or guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy.

--------------------------------------------------------------------------------
                   TRIANGLE   FOLD AND DETACH HERE   TRIANGLE